Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                           Reporting Period: July 2000

                            MONTHLY OPERATING REPORT

----------------------------------------------------------------------------------------------
                                                            Form        Document   Explanation
REQUIRED DOCUMENTS                                           No         Attached     Attached
----------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                MOR-1              X
  Bank Reconciliation                                    MOR-1(CONT)        X
  Copies of bank statements                                                 X
  Cash disbursement journals                                                X
    (attached to bank reconciliations)
Statement of Operations                                  MOR-2              X
Balance Sheet                                            MOR-3              X
Status of Post Petition Taxes                            MOR-4
  Copies of IRS Form 6123 or payment receipt                                X
  Copies of tax returns filed during reporting period                       X
Summary of Unpaid Post Petition Debts                    MOR-4
  Listing of aged accounts payable                                          X
Accounts Receivable Reconciliation & Aging               MOR-5             N/A
Debtor Questionairre                                     MOR-5              X
----------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.


/s/ [ILLEGIBLE]                                                    8/16/00
-----------------------------------                                -------
Signature of Debtor                                                 Date


/s/ [ILLEGIBLE]                                                    8/16/00
-----------------------------------                                -------
Signature of Authorized Individual                                  Date

Case Number: OO-32578(NLW)                                            Form MOR-1

                          Grand Count Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                          July 1, 2000 - July 31, 2000

                                     -----------------------------------------------------------------------------------------------
                                                                  Bank Accounts
                                     ------------------------------------------------------------------   Current      Cumulative
                                         (1)       Payroll  Payroll   Multi-family  Real-Estate  Rental    Period    filing to date
                                      Operating      Boca   Fort Lee  Sales-Escrow      Tax      Agency    Actual        Actual
                                     -----------------------------------------------------------------------------------------------
Cash 7/1/00                           2,845,612      2,897     6,350          0       129,265     8,712   2,992,836     2,998,777
                                     ===============================================================================================
Cash Receipts:

Transfer to/from DIP accounts                                                                                     0             0
Transfers (from DIP accounts)           542,472    194,000   163,000    834,405                           1,733,877     4,217,174
Management fees                          60,883                                                              60,883       240,030
Bookkeeping fees                         61,250                                                              61,250       250,000
General Partner fees                    142,000                                                             142,000       587,250
Sterling National Bank(2)                                                                                         0        (5,981)
Vendor refunds &
  expense reimbursements                 14,780                                                  14,081      28,861       251,503
Notes, loans & other receivables        249,869                                                             249,869     1,052,938
Interest income                           3,563                                                               3,563        69,603
Construction funding reimbursements                                                                               0        73,376
Return of earnest money                                                                                           0        23,739
Lucinai Contribution                    229,057                                                             229,057       229,057
Multi-family Sales                                                                                                0       834,405
Interest income-Bankruptcy                4,573                             579           219        33       5,404        20,767
                                     -----------------------------------------------------------------------------------------------

Total Receipts                        1,308,447    194,000   163,000    834,984           219    14,114   2,514,764     7,843,861

Cash Disbursements:

Net Payroll and related
  taxes and expenses                              (194,310) (165,786)                                      (360,096)   (1,770,933)
Insurance                               (18,047)                                                            (18,047)     (241,564)
Administrative                         (153,666)                                                           (153,666)     (673,641)
Taxes                                    (1,393)                                                             (1,393)      (96,393)
Other (see attached schedule)          (228,793)                                                           (228,793)     (798,457)
Transfers (to DIP accounts)          (1,697,405)                                      (36,472)           (1,733,877)   (4,217,174)
Restructuring Costs                     (54,038)                                                            (54,038)      (83,036)
US Trustee Quarterly Fees                (7,500)                                                             (7,500)      (11,250)
                                     -----------------------------------------------------------------------------------------------

Total Cash Disbursements             (2,160,842)  (194,310) (165,786)         0       (36,472)        0  (2,557,410)   (7,892,448)
                                     -----------------------------------------------------------------------------------------------

Net Cash Flow                          (852,395)      (310)   (2,786)   834,984       (36,253)   14,114     (42,646)      (48,587)
                                     -----------------------------------------------------------------------------------------------

Cash July 31, 2000                    1,993,217      2,587     3,564    834,984        93,012    22,826   2,950,190     2,950,190
                                     ===============================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                                       Total
                                                                   Disbursements
                                                                   -------------

Total Disbursements                                                  2,557,410
Less Transfers to Debtor in Possession accounts                     (1,733,877)
Plus Estate Disbursements made by outside sources                            0
                                                                   -----------
                                                                       823,533
                                                                   ===========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed
(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number: 00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
July 1, 2000 - July 31, 2000

Disbursements-Other

Property Funding-operations              20,500.00 (1)
Property Funding-insurance              106,094.00 (2)
Property Funding-utilities               60,799.00 (3)
                                         41,400.00 (4)
                                        ----------
                                        228,793.00
                                        ==========

(1) Amount represents total advanced by debtor to a wholly-owned entity.
(2) Amount represents total advanced to three senior living properties to pay insurance premiums.
(3) Amount represents total payments, some of which were advances, made to utility companies on behalf of senior living properties previously managed by the debtor.
(4) Payment to multi-family limited partners of their pro-rata shares of proceeds for the pre-bankruptcy filing sale of a multi-family property. These funds were not the property of the debtor.

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
JULY 31, 2000

Beginning Balance @07/01/00                      119,335.86

Add: Cash Receipts                               899,472.45
Less: Cash Disbursements                        (882,491.32)
                                                -----------

Book Balance @07/31/00                           136,316.99

Less: Deposits and transit                      (150,000.00)
Add: Outstanding Checks                           49,389.29
                                                -----------

Bank Balance @07/31/00                            35,706.28
                                                ===========

GRAND COURT LIFESTYLES, INC.
CHASE CHECKING ACCOUNT
CASH RECEIPTS
JULY 31, 2000

   Deposit                                                    Deposit
    Date                      Description                      Amount
-----------------------------------------------------------------------

  07/05/00    Transfer from Chase money market acct.         193,000.00
  07/10/00    Transfer from Chase money market acct.          67,000.00
  07/14/00    Transfer from Chase rental agency acct.         20,000.00
  07/17/00    Transfer from Chase money market acct.          28,452.10
  07/17/00    Transfer from Chase money market acct.          20,000.00
  07/18/00    Transfer from Chase money market acct.         300,000.00
  07/19/00    Transfer from Chase money market acct.          58,000.00
  07/19/00    Transfer from Chase money market acct.           8,020.35
  07/24/00    Transfer from Chase money market acct.          55,000.00
  07/28/00    Transfer from Chase money market acct.         150,000.00
                                                             ----------

                                                             899,472.45
                                                             ==========

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
JULY 31, 2000

Beginning Balance @07/01/00                        2,726,277,10

Add: Cash Receipts                                   828,027.33
Less: Cash Disbursements                          (1,697,405.02)
                                                  -------------

Book Balance @07/31/00                             1,856,899.41

Less: Deposits in Transit-Sierer-S. Dade                   0.00
Add: Outstanding Checks- Debit @07/28/00             150,000.00
                                                  -------------

Bank Balance @07/31/00                             2,006,899,41
                                                  =============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
JULY 31, 2000

                                                                               Bank
                                                            GCL              Statement
                                                      ---------------------------------
Tom Sierer - S. Dade 6/15 n/c                   7/6      4,000.00    7/6      4,000.00
Estate of Bernie Rodin-Reimb Fed Ex             7/10     1,083.89    7/10     1,083.89
Conerstone                                      7/10    62,052.24    7/10    62,052.24
Supervisory Fees                                7/13    75,750.00    7/12    75,750.00
Bookkeeping Fees                                7/13    66,250.00    7/12    66,250.00
General Partner Fees                            7/13    61,250.00    7/12    61,250.00
Loan Receivable -Seward/Albuquerque             7/13     4,730.60    7/12     4,730.60
Cloverleaf III Distribution                     7/14     3,069.30    7/14     3,069.30
Conventional Cash Flow                          7/17    48,898.14    7/17    48,898.14
Postdates/Cloverleaf III Distribution           7/17     2,599.76    7/17     2,599.76
Gilbert Settlement-Wire transfer In             7/20   229,057.02    7/18   229,057.02
Partial Return Advance to Hialeah Miami         7/20    14,427.97    7/20    14,427.97
Homestead Cash Flow                             7/27     2,257.39    7/26     2,257.39
Management Fees                                 7/28    60,882.56    7/27    60,882.56
Reimbursement of Fed Ex                         7/28    13,696.98    7/27    13,696.98
Batchelor Receivable                            7/28   150,288.10    7/28   150,288.10
Batchelor Receivable                            7/28    18,500.00    7/28    18,500.00
KC III-Return of L&E/Int Inc payroll resv-Boca  7/28     4,661.72    7/28     4,661.72
Monthly Interest Income                         7/31     4,572.66    7/31     4,572.66
                                                       ----------           ----------

Total Cash Receipts July 31, 2000                      828,028.33           828,028.33
                                                       ==========           ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
JULY 31, 2000

              Vendor                                                   Check
Check No       Name                     Reference                       Date            Amount
------------------------------------------------------------------------------------------------
Debit       Grand Court   Transfer to Chase Business Checking Acct.   07/05/00        193,000.00
Debit       Grand Court   Transfer to Chase Business Checking Acct.   07/10/00         67,000.00
Debit       Grand Court   Transfer to Chase Business Checking Acct.   07/14/00         20,000.00
Debit       Grand Court   Transfer to Chase Business Checking Acct.   07/17/00         20,000.00
Debit       Grand Court   Transfer to Chase Business Checking Acct.   07/18/00        300,000.00
Debit       Grand Court   Transfer to Chase Business Checking Acct.   07/19/00         58,000.00
Debit       Grand Court   Transfer to Chase Business Checking Acct.   07/21/00        834,405.02
Debit       Grand Court   Transfer to Chase Business Checking Acct.   07/24/00         55,000.00
Debit       Grand Court   Transfer to Chase Business Checking Acct.   07/28/00        150,000.00
                                                                                    ------------
                                                                                    1,697,405.02
                                                                                    ============

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION

Bank Atlantic-Boca Payroll

                                                            2000
                                                            July

BOOK BAL BEGINNING                                        2,896.90

CR - PER G/L
                                         WT fm Chase     98,000.00
                                         WT fm Chase     96,000.00

CD-PAYROLL-per ADP sheets                  7/7/00       (66,806.02)
                                           7/21/00      (65,720.05)

401-k transfer                             7/7/00        (1,789.02)
401-k transfer                             7/21/00       (1,779.12)

Payroll taxes                              7/7/00       (29,152.95)
Payroll taxes                              7/21/00      (28,639.49)
Payroll taxes                              7/28/00         (598.55)
Garnishments                               7/7/00          (300.00)
Garnishments                               7/21/00         (300.00)
Voided checks not yet in ADP                     2396       815.82
CD-S/C                                                      (39.47)

BOOK BAL ENDING                                           2,588.05
                                                        ==========

DIT:

O/S:
                                                 2416     1,470.13

Total o/s checks                                          1,470.13

BANK BALANCE                                              4,058.18
                                                        ==========

Per Bank Statement                                        4,058.18
                                                        ==========

                          GRAND COURT LIFESTYLES, INC.
                        BI WEEKLY PAYROLL FOR WIRED FUNDS
                    BANK ATLANTIC RT#267083763 A/C0055333296

--------------------------------------------------------------------------------
                                                                        MONTH
                                    JULY 7, 2000    JULY 21,2000        TOTAL
--------------------------------------------------------------------------------

FEDERAL TAX DEPOSIT                 ($29,152.95)    ($28,639.49)    ($57,792.44)
--------------------------------------------------------------------------------
GARNISHMENTS                           ($300.00)       ($300.00)       ($600.00)
--------------------------------------------------------------------------------
401 K CONTRIBUTION BOCA              ($1,104.65)     ($1,094.75)     ($2,199.40)
--------------------------------------------------------------------------------
401K CONTRIBUTION FT.LEE               ($684.37)       ($684.37)     ($1,368.74)
--------------------------------------------------------------------------------
NET PAYROLL                         ($66,806.02)    ($64,715.24)   ($131,521.26)
================================================================================
REQUESTED FUNDS FOR BOCA            ($98,047.99)    ($95,433.85)   ($193,481.84)
================================================================================
WIRED FUNDS RECEIVED-FT LEE          $98,000.00      $96,000.00     $194,000.00
================================================================================

EMPLOYEE BENEFIT
PAID FROM FT. LEE                       $488.00         $476.00         $964.00
================================================================================

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION

                                                               2000
                                                               July

BOOK BAL BEGINNING                                           6,250.09

CR - PER G/L                              WT fm CH          95,000.00
                                          WT fm CH          68,000.00

CD-PAYROLL-per ADP sheets                  7/7/00          (61,551.77)
                                           7/21/00         (38,794.22)

Health insurance                            ck#35           (3,603.10)
Health insurance
Payroll taxes                               7/7/00         (30,969.48)
Payroll taxes                              7/21/00         (24,125.20)
Payroll taxes                             add'l SUI            (23.13)
JL&BR taxes included prio month
Garnishments                                ck#33           (1,311.50)
                                            ck#34           (1,311.50)
Garnishments
Manual check-not included in ADP           ck# 36           (1,546.82)
Manual check-not included in ADP           ck# 37           (1,103.51)
Manual check-not included in ADP           ck# 38             (525.27)
Manual check-not included in ADP           ck# 39             (722.33)
CD-S/C                                                        (197.68)

BOOK BAL ENDING                                              3,464.58
                                                           ==========

DIT:

O/S:
                                                                 0.00

BANK BALANCE                                                 3,464.58
                                                           ==========

Per Bank Statement                                           3,464.58

                                                                 0.00

Grand Court Lifestyles, Inc.
Payroll Reconciliation
July 2000

Balance beginning                  100.00

Transfer                             0.00
                                   ------

Ending balance                     100.00
                                   ======

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
JULY 31, 2000

Beginning Balance @07/01/00             0.00

Add: Cash Receipts                834,983.57
Less: Cash Disbursements                0.00
                                  ----------

Book Balance @07/31/00            834,983.57

Less: Deposits in Transit               0.00
Add: Outstanding Checks                 0.00
                                  ----------

Bank Balance @07/31/00            834,983.57
                                  ==========

GRAND COURT LIFESTYLES, INC.
MULTI-FAMILY MONEY MARKET
CASH RECEIPTS
JULY 31, 2000

  Deposit                                                            Deposit
   Date                   Description                                Amount
--------------------------------------------------------------------------------

  7/21/00    Transfer from Chase Money Market Account              834,405.02
  7/31/00    Interest Income                                           578.55
                                                                   ----------

                                                                   834,983.57
                                                                   ==========

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
JULY 31, 2000

Beginning Balance @07/01/00      129,265.35

Add: Cash Receipts                   219.65
Less: Cash Disbursements         (36,472.45)
                                 ----------

Book Balance @07/31/00            93,012.55

Less: Deposits in Transit              0.00
Add: Outstanding Checks                0.00
                                 ----------

Bank Balance @07/31/00            93,012.55
                                 ==========

GRAND COURT LIFESTYLES, INC.
CHASE REAL ESTATE ESCROW
CASH DISPURSEMENTS
JULY 31, 2000

 Debit                                                                  Check
 Date                          Description                              Amount
--------------------------------------------------------------------------------

7/17/00        Transfer to Chase Business Checking Account            28,452.10
7/19/00        Transfer to Chase Business Checking Account             8,020.35
                                                                      ---------

                                                                      36,472.45
                                                                      =========

GRAND COURT LIFESTYLES, INC.
CHASE REAL ESTATE ESCROW
CASH RECEIPTS
JULY 31, 2000

 Deposit                                                             Deposit
  Date                         Description                            Amount
--------------------------------------------------------------------------------

 7/28/00          Interest Income Credit                               0.38
 7/31/00          Interest Income Credit                             219.27
                                                                     ------

                                                                     219.65
                                                                     ======

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
JULY 31, 2000

Beginning Balance @07/01/00           8,712.31

Add: Cash Receipts                   14,113.60
Less: Cash Disbursements                  0.00
                                     ---------

Book Balance @07/31/00               22,825.91

Less: Deposits in Transit                 0.00
Add: Outstanding Checks                   0.00
                                     ---------

Bank Balance @07/31/00               22,825.91
                                     =========

GRAND COURT LIFESTYLES, INC.
CHASE RENTAL AGENCY ESCROW ACCOUNT
CASH RECEIPTS
JULY 31, 2000

 Deposit                                                          Deposit
  Date                      Description                           Amount
--------------------------------------------------------------------------------

 7/12/00        Deposit from Boca Raton                          14,081.00
 7/31/00        Interest Income Credit                               32.86
                                                                 ---------

                                                                 14,113.86
                                                                 =========

                                                                      Form MOR-2

                          Grand Court Lifestyles, Inc.
                                Income Statement
                           July 1, 2000 -July 31, 2000

                                                                     Cumulative
                                                                       Filing
Revenues                                                7/31/00        to Date
                                                      --------------------------

Management Fee Income                                    191,368        877,070
General Partner Fees                                      23,250        118,645
Interest Income                                        1,018,689      4,315,452
Deferred Profit Earned                                    53,305        261,324
                                                      --------------------------

Total Revenues                                         1,286,612      5,572,491

Administrative Expenses:

Travel                                                     6,551         23,543
Telephone                                                 20,176         72,088
Federal Express                                            7,047         14,376
Postage                                                    8,094         22,987
Office Supplies & Expense                                 16,569         45,234
Outside Storage                                            1,998          6,215
Miscellaneous (2)                                            836        (47,865)
ADP                                                          612          2,845
Legal & Accounting                                             0         27,067
Licenses & Filing Fees                                    (3,873)         9,227
Recruitment                                                    0          6,585
Printing                                                   1,315          7,564
Caton Expenses                                            11,523         55,047
Rent                                                      64,115        245,104
Computer Equipment Maintenance                            16,415         38,779
Insurance                                                 11,151        136,886
Equipment Leases                                          12,717         27,403
Office Salaries and expenses                             366,737      1,645,942
Director's Fees                                                0          6,000
Interest                                                  21,318         22,798
Corporate Taxes                                                0         22,000
Amortization                                              20,328         87,869
                                                      --------------------------

Total Administrative Expenses                            583,630      2,477,675
                                                      --------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)                 3,090,605     13,474,741
                                                      --------------------------

Total Expenses                                         3,674,235     15,952,416
                                                      --------------------------

Net Loss Before Reorganization Expenses               (2,387,623)   (10,379,925)
                                                      --------------------------

Restructuring Expenses:
Administrative fees                                      (20,362)       (79,003)
Professional fees                                       (174,000)      (359,000)
US Trustee Quarterly Fees                                 (7,500)       (11,250)
Interest Earned on Accumulated Cash from Chapter 11        5,404         20,768
                                                      --------------------------

Total Reorganization Expenses                           (196,458)      (428,485)
                                                      --------------------------

Net Income(Loss)                                      (2,584,082)   (10,808,410)
                                                      ==========================

(1) Net loss due to loss of properties for the month of July represents:

Write-off of four multi-family receivables relating to properties
whose mortgages are in default                                        3,084,764

Write-off of a receivable relating to a senior living property whose
mortgage is in default                                                   10,000

Final expenses regarding a receivable relating to a senior living
property which was previously written off                                 6,454

As offset by:

Receipt of payroll overfunding related to the four Capstone
properties                                                              (10,613)
                                                                      ---------

                                                                      3,090,605
                                                                      =========

There are three additional multi-family properties that may be lost through foreclosure, in the near future. The debtor is in the process of attempting to sell these properties but is unable to determine whether such sales will occur or at what price.

There are ten additional senior living properties that are currently in default of their mortgages. The debtor is in the process of negotiating with the respective mortgage lenders and is unable to determine whether such negotiations will be successful.

(2) Miscellaneous expense for Cumulative Filing to Date includes a partial reimbursement of financing costs associated with the anticipated acquisition of a property that was not completed. Such costs were written off pre-petition.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                  July 31, 2000

                                                    Book Value      Book Value
                                                    at end of       on Petition
                                                      Month            Date
                                                  ------------------------------

Assets:

Cash                                                 2,950,190        2,998,777
Notes & Receivables                                214,915,416      227,986,234
Investments                                         16,099,729       16,099,729
Construction in Progress                               715,940          739,486
Furniture & Equipment-net                              609,199        4,658,158
Other Assets                                        18,161,683       18,526,143
                                                  ------------------------------

Total Assets                                       253,452,157      271,008,527
                                                  ==============================

Liabilities Not Subject to Compromise:

Accounts Payable                                       407,686          549,781
Professional Fees                                      374,000               --
                                                  ------------------------------

Total Post-Petition Liabilities                        781,686          549,781
                                                  ------------------------------

Deferred Income                                     63,605,916       67,403,696
Deferred Rent Obligations                                   --        2,741,705

Liabilities Subject to Compromise:

Secured Debt                                       106,146,981      106,385,512
Priority Debt                                          224,084          486,635
Unsecured Debt                                      83,992,858       84,197,250
                                                  ------------------------------

Total Pre-Petition Liabilities                     190,363,923      191,069,397
                                                  ------------------------------

Stockholders' Equity:

Common Stock                                           178,000          178,000
Treasury Stock                                      (1,579,817)      (1,579,817)
Paid-in-Capital                                     75,318,094       75,053,000
Accumulated Deficit                                (57,190,813)     (57,190,813)
Net (loss) for period                              (18,024,832)      (7,216,422)
                                                  ------------------------------

Total StockhoIders' Equity                          (1,299,368)       9,243,948
                                                  ------------------------------

Total Liabilities & Stockholders' Equity           253,452,157      271,008,527
                                                  ==============================

                           Case Number: 00-32578(NLW)
                         Reporting Period: Month of July
                          Status of Postpetition Taxes
                                 Fort Lee office

                            Beginning    Amount                                          Ending
                               Tax      Withheld     Amount     Date        Check No      Tax
                            Liability  or Accrued     Paid      Paid         or EFT     Liability
                            ---------------------------------------------------------------------
Federal

Withholding                    684       30,713       30,713   7/7,7/21   see attached      684
FICA-Employee                  329        5,982        5,982   7/7,7/21   see attached      329
FICA-Employer                  329        5,982        5,982   7/7,7/21   see attached      329
Unemployment                     0                                        see attached        0
Income                           0                                                            0
Other:                           0                                                            0
                            ---------------------------------------------------------------------
   Total Federal Taxes       1,341       42,678       42,678              0          0    1,341
                            ---------------------------------------------------------------------

State & Local

Withholding                      0       12,089       12,089   7/7,7/21   see attached        0
Sales                            0
Excise                           0
Unemployment                     0          328          328   7/7,7/21   see attached        0
Real Property                    0
Personal Property                0
Other                            0
                            ---------------------------------------------------------------------
   Total State & Local           0       12,417       12,417              0          0        0
                            ---------------------------------------------------------------------

Total Taxes                  1,341       55,095       55,095              0          0    1,341
                            =====================================================================

                           Case Number: O0-32578(NLW)
                         Reporting Period: Month of July
                          Status of Postpetition Taxes
                                   Boca Office

                            Beginning    Amount                                          Ending
                               Tax      Withheld     Amount     Date        Check No      Tax
                            Liability  or Accrued     Paid      Paid         or EFT     Liability
                            ---------------------------------------------------------------------
Federal

Withholding                  (1,145)     36,312       36,312   7/7,7/21    see            (1,145)
PICA-Employee                     0      10,856       10,856   7/7,7/21    bank                0
FICA-Employer                  (296)     10,624       10,624   7/7,7/21    statement        (296)
Unemployment                                599          599   7/28                            0
Income                            0                                                            0
Other:                            0                                                            0
                            ---------------------------------------------------------------------
   Total Federal Taxes       (1,441)     58,391       58,391               0       0      (1,441)
                            ---------------------------------------------------------------------

State & Local

Withholding
Sales
Excise
Unemployment                              1,354        1,354   7/28
Real Property
Personal Property
Other
                            ---------------------------------------------------------------------
   Total State & Local            0       1,354        1,354               0       0           0
                            ---------------------------------------------------------------------

Total Taxes                  (1,441)     59,745       59,745               0       0      (1,441)
                            =====================================================================

Case Number:00-32578(NLW)                                             Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                           Reporting period: July 2000

                                                                       Number of Days Past Due
                                 Current          0-30           31-60         61-90          Over 90         Total
                                 ----------------------------------------------------------------------------------
Accounts Payable                                 36,173          4,461          3,984         18,732         63,350
Accrued expenses                  72,109                                                      19,806         91,915
Taxes Payable                     24,014                                                       1,341         25,355
Other                            209,063          3,617          2,650            605         11,131        227,066
                                 ----------------------------------------------------------------------------------

Total Post Petition Debts        305,186         39,790          7,111          4,589         51,010        407,686
                                 ==================================================================================

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - FT. LEE
AS OF 07/31/00

ACCOUNTS PAYABLE SUB-LEDGER                       38,558.91

Add:                                                   0.00

Less:                                                  0.00
                                                  ---------

Accounts Payable Balance per G/L @07/31/00        38,558.91
                                                  =========

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - BOCA
AS OF 07/31/00

ACCOUNTS PAYABLE SUB-LEDGER                          24,791.18

Add:                                                      0.00
Less:                                                     0.00
                                                     ---------

Accounts Payable Balance Per G/L @07/31/00           24,791.18
                                                     =========

                                                                      Form MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 00-32578(NLW)
                          Reporting Period - July 2000

Debtor Questionaire

                                                                     Yes    No
--------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside the            X
      normal course of business this reporting period? If yes,
      provide an explanation below.
--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account other                  X
      than a debtor in possession account this reporting
      period? If yes, provide an explanation below.
--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely filed? If         X
      no, provide an explanation below.
--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and other           X
      necessary insurance coverages in effect? If no, provide
      an explanation below.
--------------------------------------------------------------------------------

Explanation to question 1:

Write-off of four multi-family receivables relating to properties whose mortgages are in default.

Write-off of a senior-living receivable relating to a property whose mortgage is in default.